BLACKROCK BOND FUND, INC.
BlackRock High Income Fund
(the “Fund”)

Supplement dated June 4, 2010 to the
Prospectus, dated January 28, 2010

Effective June 4, 2010, the following changes are made to the Prospectus of the Fund.

The section in the prospectus captioned “Details About the Funds — How Each Fund Invests — High Income Fund Other Strategies” is deleted in its entirety and replaced with the following:

High Income Fund Other Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also invest or engage in the following investments/strategies:

The High Income Fund may acquire and hold common stock or other equity securities, including but not limited to acquiring and holding such securities in unit offerings with fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

The section in the prospectus captioned “Details About the Funds — Investment Risks — Each fund may also be subject to certain other risks associated with its investments and investment strategies, including” is amended to include the following:

Equity Securities Risk (High Income Fund) — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Shareholders should retain this Supplement for future reference.

PRO-10046-0610SUP